Exhibit 99.1

August 2006 Investor Presentation

Disclaimers Certain statements made in this presentation may be forward-looking statements involving known and unknown risks and uncertainties that may cause the actual results or performance of the company to be materially different from those implied by such forward-looking statements. Given these risks and uncertainties, undue reliance should not be placed on such forward-looking statements. A detailed description of these risks and uncertainties is contained under the heading “Risk-Factors” in “Item 1. Business” of the company’s 2005 Form 10-K Annual Report. Such risks and uncertainties include both company-specific risks, and industry/general economic risks. The company disclaims any obligation to update any forward-looking statement that may be made in this presentation. All statements contained in this presentation are made as of July 27, 2006 unless a particular statement is explicitly made as of another date. The company disclaims any obligation to update any statement made in this presentation.

Who we are: Full service solutions for investors in and users of commercial real estate Risk-mitigated development of and opportunistic investment in commercial real estate Rewarding work environment Value creation for all shareholders One of the world’s largest diversified commercial real estate services companies focused on:

What we do: Global Services Group Building management, brokerage and project management services for investors in and users of commercial real estate Development & Investment Group Development of commercial real estate for both investor and user clients Value-added investment Global Services - User Services 61% Global Services - Investor Services 32% Development & Investment 7% 2005 Business Segment Revenues

Facilities Management 27% Property Management 15% Corporate Advisory Services 21% Project Management 13% User Services 61% Investor Services 32% Brokerage 16% Construction Management 1% Development & Investment 7% 2005 Service Line Revenues

What’s New - 2005 Highlights Diluted EPS up 55%: $1.05 to $1.63 Earnings growth driven by Global Services: Global Services NIBT up 79%, driven in large part by outsourcing and brokerage. Brokerage revenues up 26%, primarily due to CAS and Investment Sales. Corporate Project Management revenues up 30% Development & Investment NIBT up 4.5% and “in process” inventory increased by $1.0 billion. Strong cash flow and balance sheet enabled the Company to: Buy back $20 million of stock Acquire $91.3 million additional investment in Savills International expansion

What’s New – First Half 2006 Diluted EPS of $0.34 (v. $0.29 in 2005’s first half) Earnings growth driven by Global Services: Global Services NIBT up 39%, driven in large part by outsourcing and brokerage. Brokerage revenues up 34%, primarily due to CAS. Development & Investment inventories near record levels: “In process” inventory at $4.8 billion “Pipeline” inventory at $2.5 billion Repurchased $50.0 million of stock Confirmed (as of July 27, 2006) full-year earnings guidance – 2006 EPS growth “approaching 20%.”

Strengths / Competitive Advantages Brand Equity • Powerful franchise name built over 57 years • Unwavering commitment to client service and operational excellence Scale • >554 million sq. ft. managed or leased * • $4.8 billion “in process” development * Established Client • 700 investor/owner clients; >10,000 tenants* Relationships • Long-term contracts with major user customers • Development funds / programs Comprehensive • Integrated solutions Service Offerings • An industry leader in each line of business Development • National network Capability • Entry point with many customers * As of 6/30/06

Global Services Business Integrated Real Estate Outsourcing Solutions Substantial Building Management Business: Property/facilities management: 428 million sf * Contractual revenues Large and Growing Brokerage Business: 689 brokers / transaction managers * Recurring revenues with both client types Rapidly Growing Corporate Project Management Business: Revenue growth of 40% in 2004 2005 revenues up 30% from 2004 *as of 6/30/06

JJBarnicke | Savills | Trammell Crow Meghraj | Grant Samuel | Other Partners TCC’s Global Footprint TCC operates in over 60 countries through a network of owned and alliance partner offices.

Representative User Clients

Global Services Growth Strategy – User Clients Growth with existing customers through operational excellence / client service Capitalize on outsourcing trend Increase broker headcount Expand international capability

Representative Investor Clients INVESCO ®

Global Services Growth Strategy – Investor Clients Growth with existing customers through operational excellence / client service Development & Investment deal flow Grow local footprint and broker headcount

$/MM Global Services Pre-Tax Income: 2003 – 2005 $27.2 2003 2004 $38.3 41% Pre-Tax Income Margin 4.2% 5.4% Long Term Target Margin: 8 - 10% $68.4 79% 8.2% 2005 $0 $10 $20 $30 $40 $50 $60 $70 $80

Development and Investment Business Characteristics Competitive Advantage/Differentiator Strong network of local developers with national initiative support Significant Contributions to Earnings Income before tax of $123 million from 2000-2005 Attractive Risk/Reward Profile Focus on funds and programs Selective one-off opportunistic development Growing Pool of Opportunities $4.8 billion of “in process” inventory backed by $2.5 billion of “pipeline”

($ in billions) Projects In Process/Pipeline Development & Investment - Outlook $2.2 $2.3 $3.8 $1.4 $5.0 $2.0 $4.9 $2.3 $3.6 $1.4 $2.8 $1.5 $2.6 $2.5 $3.6 $2.7 $4.8 $2.5 $0 $1 $2 $3 $4 $5 $6 $7 $8 4Q98 4Q99 4Q00 4Q01 4Q02 4Q03 4Q04 4Q05 2Q06 In Process Pipeline

Development & Investment Growth Strategy Programs / Funds Initiatives Healthcare Mixed use / residential Higher education Grow Network; Reward Entrepreneurs

$/MM $8.2 2003 2004 $24.8 202% 2005 $25.9 4% Development & Investment Pre-Tax Income: 2003 - 2005 $0 $5 $10 $15 $20 $25 $30

Strong Balance Sheet & Cash Flow Real Estate Exposure Related to Consolidated Deals Real estate-all balance sheet categories* Notes payable on real estate-all balance sheet categories Minority Interest Equity in consolidated real estate Recourse Debt** Total RE exposure related to consolidated deals Related to Unconsolidated Deals Investment in unconsolidated sub’s-RE Guarantees of RE obligations of unconsolidated subs Total RE exposure related to unconsolidated deals Total RE exposure * Includes $20.1M notes receivable secured by RE ** Excludes $3.3M of recourse debt subject to take-out agreements $465.5 At June 30, 2006 (in millions) (333.3) (35.1) $97.1 17.2 $114.3 $50.9 7.1 $58.0 $172.3

Strong Balance Sheet & Cash Flow Recourse Debt/EBITDA Line of credit debt Recourse RE debt Guarantees Total recourse debt and guarantees Trailing 12-month EBITDA Recourse debt and guarantees/EBITDA $87.5 17.2 $111.8 $117.3 .95x At June 30, 2006 (in millions) 7.1

Strong Balance Sheet & Cash Flow Historical Uses of Cash Repayment of Debt Support Growth: Development and Investment Business Additional Investment in Savills Support Growth: Technology Investment Share Repurchases $/MM 2002 – First Half 2006 Cash Line of Credit $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 12/31/01 6/30/02 12/31/02 6/30/03 12/31/03 6/30/04 12/31/04 6/30/05 12/31/05 6/30/06

Management / Organization Cohesive senior leadership team with lengthy company tenure (average for top 10 executives: 18+ years) Strong local network of focused and dedicated services and development professionals Investment in substantial central infrastructure to: Drive outsourcing sales Drive key company initiatives (e.g., healthcare) Manage client relationships Support product line / functional operations

Investment Summary Strong Growth Trajectory: EPS Growth: 84% from 2003 to 2004; 55% from 2004 to 2005 Targeting average long-term EPS growth in the 20% range Diversified Sources of Revenues and Income A Leading Provider in Each Line of Business Attractive Revenue and Earnings Growth Drivers: Outsourcing: fueling all user client revenue lines Brokerage: operating leverage Development and Investment: drive volume through funds and programs Healthcare Strong Balance Sheet and Cash Flow

Appendix A – Reconciliation of GAAP Measures Calculation of EBITDA (1): (1)  EBITDA represents earnings before interest, income taxes, depreciation and amortization.  Management believes that EBITDA is a meaningful measure of the Company's operating performance, cash generation and ability to service debt.  However, EBITDA should not be considered as an alternative to: (i) net earnings (determined in accordance with United States generally accepted accounting principles ("GAAP")); (ii) operating cash flow (determined in accordance with GAAP); or (iii) liquidity.  Management also believes that EBITDA is sometimes useful to compare the operating results of companies within an industry due to the fact that it eliminates the effects of certain financing and accounting decisions.  The Company's calculation of EBITDA may differ from similarly titled items reported by other companies.   Year Ended Dec. 31, 2005 Six Months Ended June 30, 2005 Six Months Ended June 30, 2006 Trailing 12 months June 30, 2006 Net Income 59,407 $ 10,317 $ 12,467 $ 61,557 $ Income Taxes 34,880 5,821 8,077 37,136 Depreciation and Amortization 10,627 5,366 5,651 10,912 Interest Expense 7,344 3,680 4,078 7,742 EBITDA 112,258 $ 25,184 $ 30,273 $ 117,347 $

Appendix B Development Statistics

In Process by Product Type – June 30, 2006 148 deals Total Project Budgets - $4,755 (In millions) *Initiatives include Healthcare, Residential/Mixed-Use, Higher Education and On-Airport Distribution Initiatives* $1,666 32 Deals Industrial $1,051 46 Deals Office $1,348 29 Deals Retail $357 21 Deals Land and Other $333 20 Deals

In Process by Region – June 30, 2006 148 deals Total Project Budgets - $4,755 (In millions) Canada and Other $175 6 Deals Central $1,356 60 Deals West $1,040 26 Deals East $2,184 56 Deals

In Process by Deal Structure – June 30, 2006 148 Deals Total Project Budgets - $4,755 (In millions) Consolidated $934 44 Deals Unconsolidated $1,718 55 Deals Incentive Fee $498 20 Deals Fee $1,605 29 Deals

In Process: Funds & Programs – June 30, 2006 35 Deals Total Project Budgets - $1,023 (In millions) PHT $146 4 Deals Industrial Program $494 18 Deals Investment Funds $279 11 Deals Office Fund $104 2 Deals